UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 17, 2010

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On March 17, 2010, Northwest Pipe Company (the “Company”) received a letter (the “Second Letter”) from the Nasdaq Stock Market (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because it did not timely file its Annual Report on Form 10-K for the year ended December 31, 2009.

As previously disclosed, the Company received a letter from Nasdaq on November 12, 2009 (the “First Letter”) stating that the Company was no longer in compliance with the Listing Rule because it did not timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. After the First Letter, the Company submitted to Nasdaq a plan (the “Compliance Plan”) to regain compliance with the Listing Rule. Nasdaq subsequently granted the Company an exception allowing the Company until May 10, 2010 to regain compliance.

The Second Letter stated that the Company is required to submit an update to the Compliance Plan no later than April 1, 2010, and that any additional exception allowing the Company to regain compliance with the Listing Rule will be limited to a maximum of 180 calendar days from the due date of the delinquent Form 10-Q, or May 10, 2010. The Company intends to submit to Nasdaq an update to the Compliance Plan by April 1, 2010.

As previously disclosed, the Audit Committee of the Company’s Board of Directors, with the assistance of independent professionals, is conducting an ongoing internal investigation of certain accounting matters, including certain revenue recognition practices. The Company plans to file its delinquent Form 10-Q and delinquent Form 10-K as soon as practicable after the completion of the Audit Committee’s investigation, the completion of any additional accounting work required as a result of the Audit Committee’s investigation, the completion of the Company’s consolidated financial statements for the quarter ended September 30, 2009 and for the year ended December 31, 2009 and the completion of the quarterly review and annual audit, respectively, of such consolidated financial statements by the Company’s independent registered public accountants.

The press release issued by the Company on March 23, 2010 is filed herewith as Exhibit No. 99.1 and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release issued by Northwest Pipe Company dated March 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on March 23, 2010.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ STEPHANIE J. WELTY
Stephanie J. Welty,
Senior Vice President and Chief Financial Officer